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                                                                   EXHIBIT 23.2



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors


Sherwood Brands, Inc.



We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-3 of our report dated October 5, 2001, relating to the financial statements which appear in Sherwood Brands, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2001.



We also consent to the reference to our firm under the caption "Experts" in such Registration Statement.



                                          /s/ BDO Seidman, LLP



                                          BDO Seidman, LLP



Washington, D.C.


October 1, 2002